Prepaid Expenses and Other Current Assets	12 Months Ended
Mar. 31, 2025
Prepaid Expenses And Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 7 – PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current asset consist of the following:

	As of March 31,
	2024	2025	2025
	(RMB)	(RMB)	(US$)
Deposits (1)	4,043,044	3,283,017	$457,359
Staff advances (2)	174,810	300,000	41,793
Staff’s social security (3)	158,872	79,907	11,132
Value added tax recoverable (4)	1,598,117	768,500	107,060
Other receivables (5)	1,395,246	104,939	14,620
Total	7,370,089	4,536,363	$631,964

(1)	Deposits primarily are deposits to Zhongguancun Technology Leasing Co., Ltd for the loan.

(2)	Staff advances primarily are cash advances paid to employees in advance of their expected business travel or in connection with various expense incurred in the ordinary course of business, such as sales and marketing activities.

(3)	Staff social security primarily are the portion of the government mandated defined contribution plan that should be made by employees. But this portion should be paid to the government by LakeShore Group on behalf of the employees pursuant to PRC labor regulation. When LakeShore Group pays wages to employees, this portion should be deducted accordingly.

(4)	Value-added taxes (“VAT”) includes input tax on purchase and output tax on sales. VAT collected from customers relating to product sales and remitted to governmental authorities is presented on a net basis, and it is excluded from revenue. LakeShore Group is in a net VAT recoverable position when its input tax on purchase in the current year is greater than the output tax on sales. Such net amount can be deducted in the following years.

(5)	Other receivables primarily consist of prepayment to third parties, such as freight, water and electricity, and promotion fees.